                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2004
                                                (November 10, 2004)
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

          Delaware                    001-13403                  84-1032638
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

      4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri            64116
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             (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code        (816) 584-5000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

         The information, including exhibits attached hereto, in this Current
Report is being furnished and shall not be deemed "filed" for the purpose of
Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current
Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

         On November 10, 2004, American Italian Pasta Company (the "Company")
issued a press release announcing fourth quarter and fiscal year-end 2004 results. The press release, set forth in Exhibit 99.1 hereto, is filed and incorporated by reference.

Item 8.01.  Other Events.

         On November 10, 2004, the Company announced that the Board of Directors has authorized the payment of a quarterly dividend of 18.75 cents per share, payable to shareholders of record as of November 22, 2004, to be paid on
December 8, 2004.

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits

         99.1 Press release issued November 10, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN ITALIAN PASTA COMPANY

Date  November 12, 2004
                                            /s/ Warren Schmidgall
                                       -----------------------------------------
                                            Warren Schmidgall
                                            Executive Vice President

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